                                                           EXHIBIT 4.(ii)(a)(34)

                     ASSUMPTION OF PREFERRED SHIP MORTGAGE

                         ON 100.000% OF THE DELTA QUEEN

                              OFFICIAL NO. 225875



                                  EXECUTED BY
                        GREAT RIVER CRUISE LINE, L.L.C.
                              (T.I.N. 72-1353488)

                                  IN FAVOR OF

                           THE CHASE MANHATTAN BANK,
                               FORMERLY KNOWN AS
               CHEMICAL BANK, AS TRUSTEE AND AGENT ("MORTGAGEE")
           MORTGAGEE'S PERCENTAGE OF INTEREST IN MORTGAGE:  100.000%

                        ON THE 26TH DAY OF MARCH , 1997

            FOR THE PRINCIPAL SUM OF $25,000,000.00, PLUS INTEREST,
                     EXPENSES, FEES AND PROTECTIVE ADVANCES


                              GROSS TONNAGE:  3360

                               NET TONNAGE:  1160

                               YEAR BUILT:  1926

             LOCATION OF MORTGAGED VESSEL:  NEW ORLEANS, LOUISIANA

           HAILING PORT OF MORTGAGED VESSEL:  NEW ORLEANS, LOUISIANA

               ORIGINAL MORTGAGOR:  GREAT RIVER CRUISE LINE, INC.
                ASSUMING PARTY:  GREAT RIVER CRUISE LINE, L.L.C.

                     ASSUMPTION OF PREFERRED SHIP MORTGAGE

================================================================================
INFORMATION REQUIRED UNDER 46 CFR '67.239:

                         ROBIN ST. WHARF
                         1380 PORT OF NEW ORLEANS PLACE
                         NEW ORLEANS, LA 70130-1890

ASSUMING PARTY:          GREAT OCEAN CRUISE LINE, L.L.C.
                         ROBIN ST. WHARF
                         1380 PORT OF NEW ORLEANS PLACE
                         NEW ORLEANS, LA 70130-1890

TRUSTEE:                 THE CHASE MANHATTAN BANK, FORMERLY  KNOWN
                         AS CHEMICAL BANK, AS AGENT AND
                         TRUSTEE FOR THE BENEFIT OF THE LENDERS
                         (TIN 13-4994650)
                         270 PARK AVENUE
                         NEW YORK, NEW YORK 10017

Date of Assumption: March, 1997

================================================================================

Principal obligations secured, direct or contingent,
exclusive of interest, expenses and fees, pursuant to
46 U.S.C.A '31321 (b) (3) and 46 CFR '67.235 (a) (2) (iii):      $25,000,000.00

Description of Vessel:

     Name:  Delta Queen;    Official Number:  225875;    Gross Tonnage:  3360;
     Net Tonnage:  1160; Year Built: 1926;  Hailing Port:  New Orleans,
     Louisiana; Grantor's Percentage of Interest:  100.00%.   Location of
     Vessel:  New Orleans, Louisiana.

================================================================================

                     ASSUMPTION OF PREFERRED SHIP MORTGAGE

ASSUMPTION OF PREFERRED SHIP MORTGAGE MADE AND ENTERED INTO BY AND BETWEEN THE ABOVE NAMED MORTGAGOR IN FAVOR OF THE ABOVE-NAMED MORTGAGEE, ENCUMBERING THE VESSEL DESCRIBED ABOVE.


        BE IT KNOWN, THAT ON THIS 26TH DAY OF MARCH, 1997;

        IN THE PRESENCE OF THE WITNESSES HEREINAFTER NAMED AND UNDERSIGNED,

        PERSONALLY CAME AND APPEARED:

        GREAT RIVER CRUISE LINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("MORTGAGOR"), WHOSE LOUISIANA MAILING ADDRESS IS ROBIN STREET WHARF,1380 PORT OF NEW ORLEANS PLACE, NEW ORLEANS, LA 70130, WHOSE TAXPAYER IDENTIFICATION NUMBER IS 72-1353488, SUCCESSOR BY MERGER TO GREAT RIVER CRUISE LINE, INC., A DELAWARE CORPORATION, AS EVIDENCED BY CERTIFICATE OF MERGER FILED WITH THE DELAWARE SECRETARY OF STATE ON DECEMBER 27, 1996, BUT EFFECTIVE AS OF DECEMBER 31, 1996, REPRESENTED HEREIN BY AND THROUGH THE DELTA QUEEN STEAMBOAT CO., A DELAWARE CORPORATION, A MANAGING MEMBER, ITSELF APPEARING THROUGH JORDAN B. ALLEN, ITS SENIOR VICE PRESIDENT AND DULY AUTHORIZED REPRESENTATIVE PURSUANT TO A RESOLUTION OF ITS BOARD OF DIRECTORS, A CERTIFIED COPY OF WHICH IS ATTACHED HERETO, AND DQSB II, INC., A DELAWARE CORPORATION, A MANAGING MEMBER, ITSELF APPEARING THROUGH JORDAN B. ALLEN, ITS SENIOR VICE PRESIDENT AND DULY AUTHORIZED REPRESENTATIVE PURSUANT TO A RESOLUTION OF ITS BOARD OF DIRECTORS, A CERTIFIED COPY OF WHICH IS ATTACHED HERETO; WHICH MANAGING MEMBERS ARE AUTHORIZED UNDER THE TERMS OF MORTGAGOR'S OPERATING AGREEMENT AND A UNANIMOUS CONSENT RESOLUTION OF ITS MEMBERS, A CERTIFIED COPY OF WHICH IS ATTACHED HERETO;

        GREAT RIVER CRUISE LINE, INC., WHOSE LEGAL SUCCESSOR BY MERGER IS GREAT RIVER CRUISE LINE, L.L.C., APPEARING HEREIN THROUGH ITS DULY AUTHORIZED REPRESENTATIVE ("ORIGINAL MORTGAGOR");

        THE CHASE MANHATTAN BANK, A BANK ORGANIZED UNDER THE LAWS OF THE STATE OF NEW YORK,

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                                                       PREFERRED SHIP MORTGAGE
                                                                        PAGE 2


         FORMERLY KNOWN AS CHEMICAL BANK, IN ITS CAPACITY AS AGENT AND TRUSTEE FOR THE LENDERS UNDER THE TRUST INDENTURE ("MORTGAGEE");

         WHEREAS, GREAT RIVER CRUISE LINE, INC. ("ORIGINAL MORTGAGOR") GRANTED THAT CERTAIN PREFERRED SHIP MORTGAGE, DATED AUGUST 3, 1993 (THE "ORIGINAL MORTGAGE", TOGETHER WITH ANY AMENDMENTS THERETO, INCLUDING THIS ASSUMPTION, THE "MORTGAGE"), WHICH ORIGINAL MORTGAGE WAS RECORDED WITH THE EIGHT COAST GUARD DISTRICT ON AUGUST 16, 1993 AT 9:25 A.M. IN PM BOOK 245, INSTR. 65; AND

         WHEREAS, THE ORIGINAL MORTGAGE WAS GRANTED TO SECURE PAYMENT OF THE OBLIGATIONS (AS DEFINED THEREIN), UP TO A MAXIMUM SECURED PRINCIPAL AMOUNT SET FORTH THEREIN, TOGETHER WITH INTEREST, COSTS, ATTORNEYS' FEES AND PROTECTIVE ADVANCES, WHICH OBLIGATIONS INCLUDED ALL INDEBTEDNESS OF ORIGINAL MORTGAGOR UNDER ORIGINAL MORTGAGOR'S GUARANTY DATED AUGUST 3, 1993 (TOGETHER WITH ANY AMENDMENTS THERETO, AND RENEWALS AND REPLACEMENTS THEREOF, THE "GUARANTY"); AND

         WHEREAS, SUCH GUARANTY GUARANTEED PAYMENT OF ALL OF THE INDEBTEDNESS OF THE DELTA QUEEN STEAMBOAT CO. (FORMERLY KNOWN AS DQSC-2, INC.) ("BORROWER") UNDER THAT CERTAIN CREDIT AGREEMENT BY AND AMONG BORROWER, AMERICAN CLASSIC VOYAGES CO. (FORMERLY KNOWN AS THE DELTA QUEEN STEAMBOAT CO.) ("PARENT") AND MORTGAGEE, FOR ITSELF AND AS AGENT FOR THE LENDERS, (THE "ORIGINAL CREDIT AGREEMENT") DATED AS OF AUGUST 3, 1993, WHICH ORIGINAL CREDIT AGREEMENT HAS BEEN AMENDED SEVERAL TIMES, INCLUDING UNDER THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 31, 1995, THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 31, 1995, AND THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 22, 1996 (THE ORIGINAL CREDIT AGREEMENT, AS NOW OR HEREAFTER AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "CREDIT AGREEMENT"); AND

         WHEREAS, THE MORTGAGE HAS BEEN PREVIOUSLY AMENDED THREE TIMES, UNDER AN AMENDMENT RECORDED ON APRIL 7, 1995 WITH THE EIGHTH COAST GUARD DISTRICT IN PM BOOK 9504, INSTRUMENT 227; BY SECOND AMENDMENT RECORDED ON SEPTEMBER 7, 1995 WITH THE NATIONAL VESSEL DOCUMENTATION CENTER IN BOOK 96-03, INSTRUMENT 673, AND BY THIRD AMENDMENT RECORDED ON MARCH 3, 1997 WITH THE NATIONAL VESSEL DOCUMENTATION CENTER IN BOOK 97-17, INSTRUMENT 209;

         WHEREAS, PURSUANT TO MERGER, ORIGINAL MORTGAGOR WAS MERGED INTO GREAT RIVER CRUISE LINE, L.L.C., EFFECTIVE AS OF DECEMBER 31, 1996, AS EVIDENCED BY THE CERTIFICATE OF MERGER FILED WITH THE DELAWARE SECRETARY OF STATE ON DECEMBER 27, 1996, A COPY OF WHICH IS ATTACHED;

         WHEREAS, IN CONNECTION WITH THE MERGER, MORTGAGOR HAS ASSUMED AS ORIGINAL OBLIGOR, ON A JOINT AND SEVERAL AND SOLIDARY BASIS, ALL OF THE OBLIGATIONS OF ORIGINAL MORTGAGOR UNDER THE GUARANTY, THE MORTGAGE AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT TO WHICH ORIGINAL MORTGAGOR IS A PARTY ("OTHER MORTGAGOR DOCUMENTS"), IN ACCORDANCE WITH THE AMENDMENT NUMBER 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AND THAT CERTAIN MASTER ASSUMPTION AGREEMENT AND FOURTH MASTER AMENDMENT TO COLLATERAL DOCUMENTS BY AND AMONG GREAT OCEAN CRUISE LINE, L.L.C., BORROWER AND CERTAIN OTHER PARTIES OF EVEN DATE HEREWITH (THE "ASSUMPTION");

         WHEREAS, MORTGAGOR WISHES TO CONFIRM THAT THE OBLIGATIONS SECURED BY THE MORTGAGE INCLUDE ALL OBLIGATIONS ASSUMED BY MORTGAGOR UNDER THE ASSUMPTION, INCLUDING ALL OBLIGATIONS GUARANTEED BY ORIGINAL MORTGAGOR UNDER THE GUARANTY, WHICH GUARANTEED OBLIGATIONS INCLUDE, WITHOUT LIMITATION, ALL OF THE INDEBTEDNESS OF BORROWER UNDER THE CREDIT AGREEMENT, UP TO A MAXIMUM SECURED PRINCIPAL AMOUNT OF $25,000,000.00, TOGETHER WITH INTEREST, COSTS, ATTORNEYS' FEES AND PROTECTIVE ADVANCES;


         NOW THEREFORE, MORTGAGOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT IT HAS ASSUMED AND SHALL BE FULLY LIABLE ON A JOINT AND SEVERAL OR SOLIDARY BASIS FOR ALL OBLIGATIONS OF ORIGINAL MORTGAGOR UNDER THE MORTGAGE, THE GUARANTY AND THE OTHER MORTGAGOR DOCUMENTS, AND THAT THE "GUARANTEED OBLIGATIONS" WHICH ARE SECURED BY THE GUARANTY, AND WHICH COMPRISE THE "OBLIGATIONS" SECURED BY THE MORTGAGE, ARE FULLY GUARANTEED BY MORTGAGOR PURSUANT TO ITS ASSUMPTION OF THE GUARANTY, AND WERE INTENDED TO INCLUDE, AND DO NOW AND SHALL HEREAFTER INCLUDE, ANY AND ALL OBLIGATIONS OF BORROWER UNDER THE CREDIT AGREEMENT (UP TO THE MAXIMUM PRINCIPAL LIMITS PROVIDED HEREIN), AS THE SAME CREDIT AGREEMENT IS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, WHETHER NOW OR AT ANY TIME IN THE FUTURE, INCLUDING ANY AMENDMENTS TO THE CREDIT AGREEMENT THAT CHANGE THE AMOUNT OF THE CREDIT FACILITY THEREUNDER, CHANGE THE INTEREST RATE, CHANGE THE MATURITY DATES, OR THAT EFFECT OTHER CHANGES OF WHATEVER NATURE AND KIND WHATSOEVER. IN ACCORDANCE WITH THE FOREGOING, AND WITHOUT LIMITING THE FOREGOING, MORTGAGOR CONFIRMS AND ACKNOWLEDGES THAT THE "GUARANTEED OBLIGATIONS" SECURED BY THE GUARANTY, AND CONSTITUTING THE "OBLIGATIONS" SECURED BY THE MORTGAGE AND ASSUMED BY MORTGAGOR, WERE INTENDED TO INCLUDE, AND DO NOW AND SHALL HEREAFTER INCLUDE, ANY AND ALL OBLIGATIONS, WHETHER FOR PRINCIPAL, INTEREST, FEES AND OTHER AMOUNTS, THAT MAY NOW OR HEREAFTER BE DUE FROM BORROWER IN CONNECTION WITH THE CREDIT AGREEMENT, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, ALL UP TO A

                                                       PREFERRED SHIP MORTGAGE
                                                                        PAGE 3

MAXIMUM SECURED PRINCIPAL AMOUNT OF $25,000,000.00, TOGETHER WITH INTEREST, COSTS, ATTORNEYS' FEES AND PROTECTIVE ADVANCES. MORTGAGOR HEREBY CONFIRMS THAT THE MAXIMUM PRINCIPAL OBLIGATIONS SECURED BY THE MORTGAGE, WHETHER DIRECT OR CONTINGENT, EXCLUSIVE OF INTEREST, EXPENSES AND FEES, PURSUANT TO 46 U.S.C.A '31321 (B) (3) AND 46 CFR '67.235 (A) (2) (III) IS $25,000,000.00.

         IN RECOGNITION OF THE MERGER, ALL REFERENCES IN THE MORTGAGE TO "MORTGAGOR" SHALL BE AMENDED TO REFER TO GREAT RIVER CRUISE LINE, L.L.C.

         IT IS THE INTENTION OF MORTGAGOR THAT ALL ADVANCES UNDER THE CREDIT AGREEMENT, TOGETHER WITH ANY AND ALL OTHER "OBLIGATIONS" AS DESCRIBED IN THE ORIGINAL MORTGAGE AND ASSUMED AND CONFIRMED HEREIN AND THE ASSUMPTION, ARE SECURED UNDER THE MORTGAGE WITH RETROACTIVE PRIORITY TO THE DATE OF THE ORIGINAL MORTGAGE, IN CONFORMANCE WITH THE PROVISIONS OF APPLICABLE LAW, UP TO A MAXIMUM PRINCIPAL SECURED AMOUNT OF $25,000,000.00, TOGETHER WITH INTEREST, COSTS, ATTORNEYS' FEES AND PROTECTIVE ADVANCES. NOTHING HEREIN SHALL CONSTITUTE A NOVATION, RELEASE, TERMINATION OR REISSUANCE OF THE MORTGAGE, OR A NOVATION OF THE INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT. TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANING PROVIDED IN THE ORIGINAL MORTGAGE. EXCEPT AS MODIFIED HEREBY AND BY THE PRIOR AMENDMENTS, THE ORIGINAL MORTGAGE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS ASSUMPTION HAS BEEN EXECUTED AND DELIVERED TO MORTGAGEE IN TRUST, AND IS HELD BY MORTGAGEE IN TRUST, PURSUANT TO THAT CERTAIN TRUST INDENTURE BY AND AMONG ORIGINAL MORTGAGOR, MORTGAGEE AND THE ORIGINAL LENDERS, DATED AS OF AUGUST 3, 1993, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, INCLUDING PURSUANT TO THE SECOND AMENDMENT TO TRUST INDENTURE DATED OF EVEN DATE HEREWITH.

         MORTGAGOR HEREBY INSTRUCTS THE NATIONAL VESSEL DOCUMENTATION CENTER TO MAKE NOTE OF THIS ASSUMPTION IN THE ITS RECORDS WITH RESPECT TO THE VESSEL AND THE ORIGINAL MORTGAGE AND THE PRIOR AMENDMENTS THERETO, AND TO RECORD THIS ASSUMPTION TO SERVE AS OCCASION MAY REQUIRE.

THUS DONE AND SIGNED, on the day, month and year first written above, in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:                               MORTGAGOR/ASSUMING PARTY:
                                         GREAT RIVER CRUISE LINE, L.L.C.
X     /s/ Pam Stringer
 ----------------------------            By:   The Delta Queen Steamboat Co.,
                                               a Delaware corporation, a
                                               managing member

X    /s/ Sally Jordan
 ----------------------------                  /s/ Jordan B. Allen
                                               ------------------------------
                                         By:   Jordan B. Allen,
                                               Senior Vice President

                                         By:   DQSB II, Inc., a Delaware
                                               corporation, a managing member

                                               /s/ Jordan B. Allen
                                               ------------------------------
                                               By:  Jordan B. Allen,
                                                    Senior Vice President

                                         ORIGINAL MORTGAGOR:
                                         GREAT RIVER CRUISE LINE, INC.

                                         /s/ Jordan B. Allen
                                         ----------------------------------
                                         By:  Jordan B. Allen,
                                              Senior Vice President


                                         MORTGAGEE:
                                         THE CHASE MANHATTAN BANK, formerly
                                         known as Chemical Bank, Agent on
                                         behalf of the Lenders to the Credit
                                         Agreement pursuant to Trust Indenture

                                         /s/ Lisa D. Benitez
                                         ------------------------------------
                                         By:  Lisa D. Benitez

                                                       PREFERRED SHIP MORTGAGE
                                                                        PAGE 4



                                ACKNOWLEDGEMENT

STATE OF ILLINOIS

COUNTY OF COOK

BEFORE ME, the undersigned Notary Public, personally came and appeared Jordan
B. Allen, the duly authorized Senior Vice President and representative of The Delta Queen Steamboat Co. and DQSB II, Inc., the managing members of Great River Cruise Line, L.L.C., as duly authorized representative of Great River Cruise Line, L.L.C. who declared that he is the duly authorized representative of Great River Cruise Line, L.L.C. and its aforementioned managing members, and that he signed the above instrument on the authorization of articles of organization of Great River Cruise Line, L.L.C. and the board of directors of such managing members and that the same is the free and voluntary act and deed of said Great River Cruise Line, L.L.C and said members, and of himself in his capacity as representative thereof, for the uses and purposes therein expressed.

/s/ Jordan B. Allen
----------------------------
Name:  Jordan B. Allen


SWORN TO AND SUBSCRIBED BEFORE ME

on the 26th day of March, 1997.

     /s/ Theresa H. Reed-Adams
------------------------------
NOTARY PUBLIC
My commission expires:  11/22/98


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                                                       PREFERRED SHIP MORTGAGE
                                                                        PAGE 5



                               ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK

BEFORE ME, the undersigned Notary Public, personally came and appeared Lisa D. Benitez, the duly authorized Vice President and representative of The Chase Manhattan Bank, formerly known as Chemical Bank, who declared that she is the duly authorized representative of The Chase Manhattan Bank, and that she signed the above instrument on the authorization of such corporation's board of directors and that the same is the free and voluntary act and deed of said corporation, and of himself in his capacity as representative thereof, for the uses and purposes therein expressed.

/s/ Lisa D. Benitez
----------------------------
Name:


SWORN TO AND SUBSCRIBED BEFORE ME

on the 27th day of March, 1997.

     /s/ H. Scott Kenyon
------------------------------

NOTARY PUBLIC
My commission expires:   8/9/97